Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
17. Subsequent Events

On March 10, 2015, the Company entered into subscription agreements to issue an aggregate amount of 78,787,880 shares of common stock as well as 19,696,971 common stock warrants for an aggregate purchase price of approximately $13 million as part of a private placement. The purchase price of the common stock was $0.165 per share. The warrants are exercisable at a price per share of $0.215. In addition, the Company issued 4,727,273 common stock warrants to the placement agents at an exercise price of $0.215. These warrants, which expire March 2020, will be exercisable beginning on the later of (i) the first anniversary of the date of issuance and (ii) the date the Company effects a reverse stock split or increases the number of authorized shares of common stock, in either case in an amount sufficient to permit the exercise in full of the warrants issued in this offering; provided that if  the reverse stock split or share increase occurs before the first anniversary, the warrants will be exercisable at that time. As the Company does not have currently adequate authorized shares to cover the exercise of these warrants, the Company will account for these warrants as liability instruments.

The purchasers of securities in each of these transactions acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the securities issues in these transactions. Each of such purchasers was an “accredited investor” under Rule 506 of Regulation D or, if not a “U.S. person”, under Regulation S.